                         Consent of Independent Auditors




We consent to the references to our firm under the captions "Financial Statements" in the Prospectus and Statement of Additional Information, "Auditors" in the Prospectus, and to the use of our reports (1) dated February 1, 2002 with respect to the financial statements of the subaccounts of Peoples Benefit Life Insurance Company Separate Account IV, which are available for investment by the contract owners of the Vanguard Variable Annuity Plan and (2) February 15, 2002 with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company in Post-Effective Amendment No. 15 to the Registration Statement (Form N-4 No. 33-36073) and related Prospectus of the Vanguard Variable Annuity.



Des Moines, Iowa
April 25, 2002